[LETTERHEAD]

                                                                    May 27, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Dear Sir or Madam:

        On behalf of State Street Research Money Market Trust, I am enclosing Form SE and the related exhibit to be incorporated by reference in the direct transmission of Form N-SAR for the period ended March 31, 2004

                                        Sincerely,

                                        /s/ Edward T. Gallivan, Jr.
                                        ----------------------------------------
                                            Edward T. Gallivan, Jr.

Enclosure

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM SE
                               Dated May 27, 2004

          Form N-SAR                 Year ended 3/31/04          811-4295
--------------------------------     ------------------     ------------------
Report, Schedule or Statement of      Period of Report     SEC File No. of Form,
 Which the Documents Are a Part       (If Appropriate)     Schedule or Statement

    State Street Research Money Market Trust                      768530
--------------------------------------------------         ---------------------
(Exact Name of Registrant As Specified in Charter)         Registrant CIK Number


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                    Name of Person Other than the Registrant
                     Filing the Form, Schedule or Statement

             The undersigned hereby files the following documents:

Attach an exhibit index and the exhibits not filed electronically as required by
    Item 601 of Regulation S-K, the applicable Form, Schedule or Statement.

                   SIGNATURES: Complete A or B, as Appropriate
                       See General Instructions to Form SE

A. Filings Made on Behalf of the Registrant: The Registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, State of Massachusetts, on the 27th day of May, 2004.

                    State Street Research Money Market Trust
                   ------------------------------------------
                              (Name of Registrant)


               By: /s/ Edward T. Gallivan, Jr.
                   ------------------------------------------
                                   (Signature)


                   Edward T. Gallivan, Jr.
                   ------------------------------------------
                                  (Print Name)


                   Assistant Treasurer
                   ------------------------------------------
                                     (Title)


B. Filings Made by Persons Other Than the Registrant: After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

----------------    ------------------------------------------------------------
    (Date)                                (Signature)

                    ------------------------------------------------------------
                    (Print the Name and Title of Each Person Who Signs the Form)

SEC 2082 (12-89)

                              (Name of Registrant)

                                     Form SE

                          Exhibit Index for Form N-SAR

Item 77.B. Accountant's Report on Internal Control

Item 77.K. Changes in Registrant's certifying accountant